Full Year 2019 Todd Brice Chief Executive Officer Dave Antolik President Mark Kochvar Chief Financial Officer MEMBERMEMBER FDIC FDIC

Forward Looking Statement and Risk Factors This presentation contains or incorporates statements that we believe are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward- looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re- emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. MEMBER FDIC 2

Corporate Profile • Headquartered in Indiana, PA • $8.8 billion in assets (as of 12.31.19) • $1.6 billion market cap (as of 12.31.19) • Locations in 5 markets • Stock symbol: STBA MEMBER FDIC 3

2019 Highlights MEMBER FDIC 4

2019 Highlights MEMBER FDIC 5

STBA Investment Thesis STBA Investment Thesis The Right Size • Above peer performance • Big enough to: • Demonstrated expense • Provide full complement of discipline and efficiency products and services • Organic growth • Access technology • Strategic and effective mergers • Access capital markets and expansion • Attract talent • Exposure to five regional • Expand - mergers and markets acquisitions/de novo • Small enough to: • Stay close to our customers • Understand our markets • Be responsive MEMBER FDIC 6

Strategic Goals • Remain a high performing, independent, regional community bank • Follow a disciplined approach focused on organic growth • Continue to enhance our market-based growth platform focused on the unique opportunities in our 5 distinct markets • Continue to improve the effectiveness and efficiency of our lines of business • Build on the S&T brand strength, drive demand, and enhance our digital capabilities • Pursue and integrate M&A opportunities that align with our strategic objectives MEMBER FDIC 7

Performance Return on Average Assets Return on Average Equity 1.8% 1.6% 1.50% 1.45%(3) 15.0% 1.4% 1.22%(2) 12.5% 11.60% (3) 1.2% 1.13% 1.08% 9.90%(2) 10.92% Peer(1) 8.94% 8.67% Peer(1) 1.0% 1.32% 10.0% 0.8% 1.03% 7.5% 9.98% 8.37% 0.6% 5.0% 0.4% 0.2% 2.5% 0.0% 0.0% 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Return on Average Tangible Equity(4) 20.0% 17.14% (3) 15.08%(2) 15.76% 15.0% 14.39% 13.71% Peer(1) 10.0% 14.41% 12.77% 5.0% 0.0% 2015 2016 2017 2018 2019 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 3Q19. (2)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. (3) This is a non-GAAP number that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures. MEMBER FDIC 8 (4)Refer to appendix for reconciliation of non-GAAP financial measures.

Expenses Noninterest Expense / Average Assets Efficiency Ratio(3) 3.0% 70% Peer(1) 2.5% 2.30% 2.17% (2) 2.10% 2.06% 2.09% Peer(1) 2.0% 60% 55.86% 54.06% 1.5% 51.77% (2) 50.60% 51.39% 1.0% 50% 0.5% 0.0% 40% 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 3Q19. (2) This is a non-GAAP number that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures. (3)Refer to appendix for reconciliation of non-GAAP financial measures. MEMBER FDIC 9

Mergers and Expansion Northeast OH Eastern PA Eastern PA Upstate NY Central OH Eastern PA LPO opens in Independence, OH LPO Opens in Gr. Berks, PA Integrity Bank acquired LPO opens in Rochester, NY Branch opens in Hillard, OH Acquired DNB Financial Corp. August 13, 2018 November 4, 2019 March 4, 2015 March 24, 2015 March 4, 2019 (LPO 2014) November 30, 2019 Northeast OH Western PA Northeast OH Upstate NY Branch opens in Akron, OH LPO Opens in Pittsburgh, PA Branch Opens in Cuyahoga Falls, OH LPO Opens in Buffalo, NY Total Assets December 21, 2015 (LPO 2012) October 31, 2016 April 22, 2019 May 29, 2019 $9,000 $8,765 1,138 $8,500 $8,000 $7,500 7,627 $7,252 ) $7,060 s n $6,943 o $7,000 i l l i m ( $ $6,500 $6,318 n i 866 $6,000 $5,500 5,452 $5,000 $4,500 2015 2016 2017 2018 2019 S&TBank Integrity Bank DNB First MEMBER FDIC 10

Eastern PA Expansion DNB Financial Timeline • June 5, 2019 - S&T & DNB announced merger • November 30, 2019 - Merger is finalized • February 10, 2020 - All systems are converted and DNB starts operating under the name S&T Bank • DNB adds ◦ 14 Branches ◦ $900 million in Loans ◦ $991 million in Deposits LPO (2019) S&T Bank (Integrity 2015) S&T Bank (DNB Financial 2019) MEMBER FDIC 11

Markets S&T Operates in 5 Regional Markets Totals as of 12.31.19 Portfolio Loans - $7,137 Deposits - $7,037 Western PA Western PA Upstate NY 6% $408 52% 7% Other 6% 64% $3,689 Central OH $522 $426 $4,520 Upstate NY 0% $17 7% Central OH 1% $79 $492 Northeast OH 2% $111 Northeast OH 27% Eastern PA 28% $1,884 $2,026 Eastern PA Dollars in millions MEMBER FDIC 12

Loans Loan Mix as of 12.31.19 Amount % of Total CRE $3,416 48% C&I 1,721 24% Consumer 1,616 23% Construction 384 5% Total Portfolio Loans $7,137 100% Dollars in millions MEMBER FDIC 13

Deposits Deposit Mix as of 12.31.19 Amount % of Total Money Market $1,950 27% DDA 1,698 24% CD's 1,596 23% Int Bear DDA 962 14% Savings 831 12% Total Deposits $7,037 100% Amount % of Total Personal $4,117 59% Business 2,559 36% Brokered 361 5% Total $7,037 100% MEMBER FDIC 14 Dollars in millions

Senior Management Name Title Years in Banking Years with S&T Todd D. Brice CEO 34 34 David G. Antolik President & Chief Lending Officer 31 29 Mark Kochvar Chief Financial Officer 33 27 Ernest J. Draganza Chief Risk Officer 32 27 Patrick J. Haberfield Chief Credit Officer 32 9 David P. Ruddock Chief Operating Officer 34 34 Rebecca A. Stapleton Chief Banking Officer 31 31 MEMBER FDIC 15

Valuation Stock Performance Total Annualized Shareholder Return Includes reinvested dividends (Data as of 12.31.19) 1 YR 3 YR 5 YR 10 YR STBA 9.49% 3.55% 8.94% 12.04% S&P 600 Bank 22.83% 3.84% 11.39% 13.35% NASDAQ Bank 24.38% 3.21% 10.54% 11.52% S&P 500 31.48% 15.25% 11.68% 13.54% Source: Bloomberg Institutional Ownership 56.19% Insider Ownership 1.82% Source: NASDAQ MEMBER FDIC 16

Asset Quality Nonperforming Loans / Total Loans Net Charge Offs / Average Loans 1.00% 0.50% 0.77% 0.76% 0.76% 0.40% 0.75% 0.70% 0.30% 0.25% Peer(1) 0.50% 0.42% 0.22% 0.22% 0.18% 0.18% 0.20% 0.25% Peer(1) 0.10% 0.00% 0.00% 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 3Q19. MEMBER FDIC 17

CECL Estimated Allowance for Credit Losses (1) 12/31/2019 $62.2 1/1/2020 CECL Adoption $7.5-$9.0 DNB Acquired Loans $9.5-$11.0 Allowance for Credit Losses - 1/1/2020 $79.2-$82.2 Allowance for Credit Losses/Total Loans 1.11%-1.15% Financial Impact (1) CECL Change 12/31/2019 Retained Earnings ($13.4)-($15.8) $761 Tangible Common Equity/Tangible Assets (non-GAAP) (0.16%)-(0.18%) 9.68% Book Value/Share ($0.34)-($0.38) $30.13 Tangible Book Value/Share (non-GAAP) ($0.34)-($0.38) $20.52 Dollars in Millions (1)The ultimate impact of adoption will depend on the finalization of the purchase accounting for DNB which could impact the estimated range of potential outcomes noted above. MEMBER FDIC 18

Performance

S&T Bancorp Inc.

Performance Summary

	2019	2019 Excludes Merger Exp[2]	2018	2017	2017 Excludes DTA[3]	2016	2015
Net Income (in thousands)	$98,234	*$107,478*	$105,334	$72,968	*$86,401*	$71,392	$67,081
Diluted Earnings per Share	$2.82	*$3.09*	$3.01	$2.09	*$2.47*	$2.05	$1.98
Dividends Declared per Share	$1.09		$0.99	$0.82		$0.77	$0.73
Total Assets (in millions)	$8,765		$7,252	$7,060		$6,943	$6,318
Total Loans (in millions)	$7,142		$5,949	$5,766		$5,615	$5,063
Total Deposits (in millions)	$7,037		$5,674	$5,428		$5,272	$4,877
Return on Average Assets	1.32%	*1.45%*	1.50%	1.03%	*1.22%*	1.08%	1.13%
Return on Average Equity	9.98%	*10.92%*	11.60%	8.37%	*9.90%*	8.67%	8.94%
Return on Tangible Equity[1]	14.41%	*15.76%*	17.14%	12.77%	*15.08%*	13.71%	14.39%
Net Interest Margin (FTE)[1]	3.64%		3.64%	3.56%		3.47%	3.56%
Nonperforming Assets/Loans+OREO	0.81%		0.83%	0.42%		0.77%	0.71%
Allowance for Loan Losses/Total Portfolio Loans	0.87%		1.03%	0.98%		0.94%	0.96%
Net Loan Charge-offs/Average Loans	0.22%		0.18%	0.18%		0.25%	0.22%
Risk Based Capital-Total	13.22%		13.21%	12.55%		11.86%	11.60%
Tangible Shareholder Equity/Tangible Assets[1]	9.68%		9.28%	8.72%		8.23%	8.24%

[1] Refer to appendix for reconciliation of non-GAAP financial measures.
[2] These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures.
[3] These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.

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Financial Data

S&T Bancorp Inc.

Income Statement

	2019	2018	2017	2017 Excludes DTA[1]	2016	2015
Net Interest Income	$246,791	$234,438	$225,733		$203,259	$187,551
Noninterest Income	52,558	49,181	55,462		54,635	51,033
Total Revenue	**299,349**	**283,619**	**281,195**		**257,894**	**238,584**
Noninterest Expense	155,766	145,445	147,907		143,232	136,717
Merger Expenses	11,350	—	—		—	—
Provision for Loan Losses	14,873	14,995	13,883		17,965	10,388
Net Income Before Taxes	**117,360**	**123,179**	**119,405**		**96,697**	**91,479**
Taxes	19,126	17,845	46,437	*$33,004*	25,305	24,398
Net Income	**$98,234**	**$105,334**	**$72,968**	***$86,401***	**$71,392**	**$67,081**
Diluted Earnings per Share	$2.82	$3.01	$2.09	*$2.47*	$2.05	$1.98

Balance Sheet

	2019	2018	2017	2016	2015
Securities	$784,283	$684,872	$698,291	$693,487	$660,963
Interest-bearing Balances	124,491	82,740	61,965	87,201	41,639
Loans, Net	7,080,184	5,888,023	5,709,544	5,562,437	5,014,786
Other	775,691	596,586	590,455	599,928	600,966
Total Assets	**$8,764,649**	**$7,252,221**	**$7,060,255**	**$6,943,053**	**$6,318,354**
Deposits	$7,036,576	$5,673,922	$5,427,891	$5,272,377	$4,876,611
Borrowings	416,352	604,316	683,081	771,164	580,748
Other Liabilities	119,723	38,222	65,252	57,556	68,758
Equity	1,191,998	935,761	884,031	841,956	792,237
Total Liabilities & Equity	**$8,764,649**	**$7,252,221**	**$7,060,255**	**$6,943,053**	**$6,318,354**

Dollars in thousands, except per share data

[1] These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.

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Financial Data

S&T Bancorp Inc.

Net Interest Margin

	2019	2018	2017	2016	2015
Securities - FTE	2.64%	2.62%	2.48%	2.41%	2.48%
Loans - FTE	4.95%	4.72%	4.32%	4.08%	4.09%
Total Interest-earning Assets - FTE	4.71%	4.48%	4.09%	3.87%	3.86%
Deposits	1.40%	1.01%	0.62%	0.51%	0.37%
Borrowings	2.76%	2.19%	1.27%	0.86%	0.71%
Total Costing Liabilities	1.51%	1.18%	0.72%	0.55%	0.40%
Net Interest Margin – FTE[1]	3.64%	3.64%	3.56%	3.47%	3.56%
Purchase Accounting NIM – FTE[1]	3.62%	3.62%	3.53%	3.41%	3.44%

Loan Portfolio

Dollars in thousands	2019	2018	2017	2016	2015
Commercial					
Commercial Real Estate	$3,416,518	$2,921,832	$2,685,994	$2,498,476	$2,166,603
Commercial & Industrial	1,720,833	1,493,416	1,433,266	1,401,035	1,256,830
Construction	375,445	257,197	384,334	455,884	413,444
Total Commercial	**5,512,796**	**4,672,445**	**4,503,594**	**4,355,395**	**3,836,877**
Consumer					
Residential Mortgage	998,585	726,679	698,774	701,982	639,372
Home Equity	538,348	471,562	487,326	482,284	470,845
Installment and Other Consumer	79,033	67,546	67,204	65,852	73,939
Construction	8,390	8,416	4,551	5,906	6,579
Total Consumer	**1,624,356**	**1,274,203**	**1,257,855**	**1,256,024**	**1,190,735**
Total Portfolio Loans	**7,137,152**	**5,946,648**	**5,761,449**	**5,611,419**	**5,027,612**
Total Loans Held for Sale	5,256	2,371	4,485	3,793	35,321
Total Loans	**$7,142,408**	**$5,949,019**	**$5,765,934**	**$5,615,212**	**$5,062,933**

Asset Quality

Dollars in thousands	2019	2018	2017	2016	2015
Total Nonperforming Loans	$54,057	$46,073	$23,938	$42,635	$35,382
Nonperforming Loans/ Total Loans	0.76%	0.77%	0.42%	0.76%	0.70%
Nonperforming Assets/ Total Loans + OREO	0.81%	0.83%	0.42%	0.77%	0.71%
Net Charge-offs (Recoveries)/Average Loans	0.22%	0.18%	0.18%	0.25%	0.22%
Allowance for Loan Losses/Total Portfolio Loans	0.87%	1.03%	0.98%	0.94%	0.96%
Allowance for Loan Losses/Nonperforming Loans	115%	132%	236%	124%	136%

Capital

	2019	2018	2017	2016	2015
Tier 1 Leverage	10.29%	10.05%	9.17%	8.98%	8.96%
Common Tier 1 – Risk-Based Capital	11.43%	11.38%	10.71%	10.04%	9.77%
Tier 1 – Risk-Based Capital	11.84%	11.72%	11.06%	10.39%	10.15%
Total – Risk-Based Capital	13.22%	13.21%	12.55%	11.86%	11.60%
Tangible Common Equity/ Tangible Assets[1]	9.68%	9.28%	8.72%	8.23%	8.24%

[1] Refer to appendix for reconciliation of non-GAAP financial measures.

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Appendix

S&T Bancorp Inc.

APPENDIX – Non-GAAP Measures

Tangible Shareholders' Equity/Tangible Assets (Non-GAAP)

	2019	2018	2017	2016	2015
Total Shareholders' Equity (GAAP basis)	$1,191,998	$935,761	$884,031	$841,956	$792,237
Less: goodwill and other intangible assets	(382,540)	(290,047)	(295,347)	(296,580)	(298,289)
Tax effect of other intangible assets	2,293	546	1,287	1,719	2,284
Tangible shareholders' equity (non-GAAP)	**811,751**	**646,260**	**589,971**	**547,095**	**496,232**
Total assets (GAAP basis)	8,764,649	7,252,221	7,060,255	6,943,053	6,318,354
Less: goodwill and other intangible assets	(382,540)	(290,047)	(295,347)	(296,580)	(298,289)
Tax effect of other intangible assets	2,293	546	1,287	1,719	2,284
Tangible assets (non-GAAP)	**$8,384,402**	**$6,962,720**	**$6,766,195**	**$6,648,192**	**$6,022,349**
Tangible shareholders' equity/tangible assets (non-GAAP)	**9.68%**	**9.28%**	**8.72%**	**8.23%**	**8.24%**

Return on Average Tangible Shareholders' Equity (Non-GAAP)

	2019	2018	2017	2016	2015
Net Income	$98,234	$105,334	$72,968	$71,392	$67,081
Plus: amortization of intangibles	836	861	1,233	1,615	1,818
Tax effect of amortization of intangibles	(176)	(181)	(432)	(565)	(636)
Net income before amortization of intangibles	**98,894**	**106,014**	**73,769**	**72,442**	**68,263**
Total average shareholders' equity (GAAP Basis)	983,908	908,355	872,130	823,607	750,069
Less: average goodwill and other intangible assets	(298,228)	(290,380)	(295,937)	(297,377)	(278,130)
Tax effect of other intangible assets	639	614	1,493	1,992	2,283
Tangible average shareholders' equity (non-GAAP)	**$686,319**	**$618,589**	**$577,686**	**$528,222**	**$474,222**
Return on average tangible shareholders' equity (non-GAAP)	**14.41%**	**17.14%**	**12.77%**	**13.71%**	**14.39%**

Net Interest Margin Rate (FTE) (Non-GAAP)

	2019	2018	2017	2016	2015
Total interest income	$320,484	$289,826	$260,642	$227,774	$203,548
Less: interest expense	(73,693)	(55,388)	(34,909)	(24,515)	(15,997)
Net interest income per consolidated statements of net income	246,791	234,438	225,733	203,259	187,551
Plus: taxable equivalent adjustment	3,757	3,804	7,493	7,043	6,123
Net interest income (FTE) (non-GAAP)	**250,548**	**238,242**	**233,226**	**210,302**	**193,674**
Purchase accounting adjustment	(1,048)	(1,242)	(1,839)	(2,952)	(6,202)
Purchase accounting net interest income (FTE) (non-GAAP)	**$249,500**	**$237,000**	**$231,387**	**$207,350**	**$187,472**
Average interest earning assets	**$6,885,372**	**$6,549,679**	**$6,549,821**	**$6,067,151**	**$5,432,862**
Net Interest Margin	**3.58%**	**3.58%**	**3.45%**	**3.35%**	**3.45%**
Adjustment to FTE Basis	**0.06%**	**0.06%**	**0.11%**	**0.12%**	**0.11%**
Net Interest Margin (FTE) (non-GAAP)	**3.64%**	**3.64%**	**3.56%**	**3.47%**	**3.56%**
Purchase accounting adjustment	**-0.02%**	**-0.02%**	**-0.03%**	**-0.06%**	**-0.12%**
Purchase accounting NIM – FTE (non-GAAP)	**3.62%**	**3.62%**	**3.53%**	**3.41%**	**3.44%**

Efficiency Ratio (YTD)(Non-GAAP)

Efficiency ratio (YTD)(non-GAAP)	2019	2018	2017	2016	2015
Noninterest expense	$167,116	145,445	$147,907	$143,232	$136,717
Less: merger related expenses	(11,350)	—	—	—	—
Noninterest income excluding nonrecurring items	**$155,766**	**$145,445**	**$147,907**	**$143,232**	**$136,717**
Net interest income	246,791	234,438	225,733	203,259	187,551
Plus: taxable equivalent adjustment	3,757	3,804	7,493	7,043	6,123
Net interest income (FTE) (non-GAAP)	**250,548**	**238,242**	**233,226**	**210,302**	**193,674**
Noninterest income	52,558	49,181	55,462	54,635	51,033
Less: securities (gains) losses, net	26	—	(3,000)	—	34
Net interest income (FTE) (non-GAAP) plus noninterest income	**$303,132**	**$287,423**	**$285,688**	**$264,937**	**$244,741**
Efficiency ratio (YTD)(non-GAAP)	**51.39%**	**50.60%**	**51.77%**	**54.06%**	**55.86%**

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Appendix APPENDIX – Non-GAAP Measures Return on Average Equity Return on Tangible Shareholders' Equity Return on Average Equity Return on Tangible Shareholders' Equity 2019 2019 2017 2017 Net Income $98,234 Net Income $98,234 Net Income $72,968 Net Income $72,968 Adjust for merger related expenses 11,350 Adjust for merger related expenses 11,350 Plus: DTA re-measurement 13,433 Plus: DTA re-measurement 13,433 Tax effect of merger related expenses (2,106) Tax effect of merger related expenses (2,106) Adjusted net income (non-GAAP) 86,401 Adjusted net income (non-GAAP) 86,401 Adjusted net income (non-GAAP) 107,478 Adjusted net income (non-GAAP) 107,478 Average assets 872,130 Plus: amortization of intangibles 1,233 Average shareholders' equity 983,908 Plus: amortization of intangibles 836 Plus: DTA re-measurement 589 Tax effect of amortization of intangibles (432) Average shareholders' equity 983,908 Tax effect of amortization of intangibles (176) Adjusted net income before amortization of Average assets (non-GAAP) 872,719 intangibles 87,202 Adjusted net income before amortization of Return on average equity (non-GAAP) 10.92 % intangibles 108,138 Return on average equity (non-GAAP) 9.90% Average total shareholders' equity 872,130 Average total shareholders' equity 983,908 Plus: DTA re-measurement 589 Less: average goodwill and other intangible Less: average goodwill and other intangible assets (298,228) assets (295,937) Return on Average Assets Tax effect of average goodwill and other Return on Average Assets Tax effect of average goodwill and other intangible assets 639 intangible assets 1,493 2019 Average tangible equity (non-GAAP) $686,319 2017 Average tangible equity (non-GAAP) $578,275 Net Income $98,234 Return on average tangible equity (non-GAAP) 15.76 % Net Income $72,968 Return on average tangible equity (non-GAAP) 15.08% Adjust for merger related expenses 11,350 Plus: DTA re-measurement 13,433 Tax effect of merger related expenses (2,106) Net Income and Diluted Earnings Per Share Adjusted net income (non-GAAP) 86,401 Net Income and Diluted Earnings Per Share Adjusted net income (non-GAAP) 107,478 2019 2017 Average assets $7,435,536 Net Income $98,234 Average assets $7,060,232 Net Income $72,968 Average assets (non-GAAP) 7,435,536 Adjust for merger related expenses 11,350 Plus: DTA re-measurement 589 Plus: DTA re-measurement 13,433 Return on average assets (non-GAAP) 1.45 % Tax effect of merger related expenses (2,106) Average assets (non-GAAP) 7,060,821 Adjusted net income (non-GAAP) 86,401 Adjusted net income (non-GAAP) 107,478 Return on average assets (non-GAAP) 1.22% Average shares outstanding - diluted 34,955 Noninterest expense (non-GAAP)/ Average Assets 2019 Average shares outstanding - diluted 34,679 Diluted earnings per share (non-GAAP) $2.47 Noninterest expense $167,116 Diluted earnings per share (non-GAAP) $3.09 Less: merger related expenses (11,350) Noninterest income excluding nonrecurring items $155,766 Average assets $7,435,536 2.09% MEMBER FDIC 23

Full year 2019 MEMBERMEMBER FDIC FDIC